CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.  Aylward,   President  of  Phoenix   Investment   Trust  06  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2008                         /s/ George R. Aylward
     -------------------------------           ---------------------------------
                                               George R. Aylward, President
                                               (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Investment Trust 06 (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 7, 2008                      /s/ W. Patrick Bradley
     -------------------------------        ------------------------------------
                                            W. Patrick Bradley, Chief Financial
                                            Officer and Treasurer
                                            (principal financial officer)